                                                                   EXHIBIT 10.23

                         AMENDMENT TO FOURTH AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT


         THIS AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT") dated as of March 7, 2000, is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the "COMPANY"), each of the subsidiaries of the Company listed on the signature pages attached to the Fourth Amended and Restated Agreement (as defined herein) (the "SUBSIDIARIES") and such other subsidiaries of the Company which have become parties to the Fourth Amended and Restated Agreement by execution of an Addendum (the "ADDENDUM BORROWERS") (the Company, the Subsidiaries and Addendum Borrowers are collectively, the "BORROWERS"), the lenders listed on the signature pages attached to the Fourth Amended and Restated Agreement (the "LENDERS"), CHASE BANK OF TEXAS, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.6 of the Fourth Amended and Restated Agreement, the "AGENT"), COMERICA BANK, a Michigan banking association, as Floor Plan Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.13 of the Fourth Amended and Restated Agreement, the "FLOOR PLAN AGENT"), Bank of America, N.A., as Documentation Agent, U.S. Bank National Association, Bank One Texas, N.A. and BankBoston, N.A., as Co-Agents.

                                   WITNESSETH:

         WHEREAS, on December 31, 1997, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent entered into the Revolving Credit Agreement (the "INITIAL AGREEMENT"), whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $125,000,000, to be used by the Borrowers for the purposes set forth in Section 9.9 of the Initial Agreement; and

         WHEREAS, on, June 19, 1998, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent amended the Initial Agreement and entered into an Amended and Restated Revolving Credit Agreement (hereinafter called the "AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $345,000,000 to be used by the Borrowers for the purposes set forth in
Section 9.9 of the Amended and Restated Agreement; and

         WHEREAS, on, November 10, 1998, the Borrowers, the lenders party thereto, the Agent and the Floor Plan Agent amended the Amended and Restated Agreement and entered into the Second Amended and Restated Revolving Credit Agreement (hereinafter called the "SECOND AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $425,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Second Amended and Restated Agreement; and


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

         WHEREAS, on, May 12, 1999, the Borrowers, the lenders parties thereto, the Agent and the Floor Plan Agent amended the Second Amended and Restated Revolving Credit Agreement and entered into the Third Amended and Restated Revolving Credit Agreement (hereinafter called the "THIRD AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $500,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Third Amended and Restated Agreement; and

         WHEREAS, on, October 15, 1999, and effective as of November 1, 1999, the Borrowers, the lenders parties thereto, the Agent and the Floor Plan Agent amended the Third Amended and Restated Revolving Credit Agreement and entered into the Fourth Amended and Restated Revolving Credit Agreement (hereinafter called the "FOURTH AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such lenders agreed to make loans to the Borrowers up to the aggregate amount of $1,000,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Fourth Amended and Restated Agreement; and

         WHEREAS, the Borrowers, the Lenders, the Agent and the Floor Plan Agent mutually desire to amend certain aspects of the Fourth Amended and Restated Agreement as set forth herein; and

         WHEREAS, unless otherwise expressly provided in this Amendment, capitalized terms used in this Amendment shall have the same meanings specified in the Fourth Amended and Restated Agreement; and

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                               NEGATIVE COVENANTS

         Section 1.1 Restricted Payments. Section 10.13(d) of the Fourth Amended and Restated Agreement is hereby amended to read in its entirety as follows:

                  (d) the Company may purchase shares of its capital stock (i) to sell to employees of the Company pursuant to a Company sponsored employee stock purchase plan, provided that such sales price is not less than 85% of the Company's cost, and (ii) from directors, officers and employees, provided that the aggregate amount of such purchases under this clause (ii) does not exceed $5,000,000 in any consecutive twelve (12) month period.


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations Repeated. The representations and warranties of the Borrowers contained in the Fourth Amended and Restated Agreement and the other Loan Documents and otherwise made in writing by or on behalf of the Borrowers pursuant to the Fourth Amended and Restated Agreement and the other Loan Documents were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment, except for such changes in the facts represented and warranted as are not in violation of the Fourth Amended and Restated Agreement, this Amendment or the other Loan Documents.

         Section 2.2 Loan Documents. All Loan Documents to which the Borrowers are a party shall secure the Notes and all of the Indebtedness and Obligations of the Borrowers to the Lenders as such Indebtedness and Obligations are increased and modified by this Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection herewith.

         Section 2.3 Compliance with Obligations. The Borrowers have performed and complied with all agreements and conditions contained in the Fourth Amended and Restated Agreement and the Loan Documents required to be performed or complied with by the Borrowers prior to or at the time of delivery of this Amendment.

         Section 2.4 Defaults. There exists, and after giving effect to this Amendment will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrowers are a party.

         Section 2.5 No Amendments. Nothing in this Article 2 of this Amendment is intended to amend any of the representations or warranties contained in the Fourth Amended and Restated Agreement.

                                    ARTICLE 3

                                  MISCELLANEOUS

         Section 3.1 Extent of Amendments. Except as otherwise expressly provided herein, the Fourth Amended and Restated Agreement, the Loan Documents, the Notes and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Fourth Amended and Restated Agreement are herein ratified and confirmed and shall remain in full force and effect.


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

         Section 3.2 References. On and after the date on which this Amendment becomes effective, the terms, "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Fourth Amended and Restated Agreement shall, except where the context otherwise requires, refer to the Fourth Amended and Restated Agreement, as amended by this Amendment.

         Section 3.3 Counterparts. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.



                   [SIGNATURES FOLLOWING ON SUCCEEDING PAGES]



GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the ___ day of ________, 2000.


BORROWERS:                          GROUP 1 AUTOMOTIVE, INC.,
                                    a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: Senior Vice President

                                    COURTESY NISSAN, INC., a Texas corporation;
                                    FOYT MOTORS, INC., a Texas corporation; BOB
                                    HOWARD AUTOMOTIVE-H, INC., an Oklahoma
                                    corporation; BOB HOWARD DODGE, INC., an
                                    Oklahoma corporation; BOB HOWARD MOTORS,
                                    INC., an Oklahoma corporation; HOWARD
                                    PONTIAC-GMC, INC., an Oklahoma corporation;
                                    ROUND ROCK NISSAN, INC., a Texas
                                    corporation; SMC LUXURY CARS, INC., a Texas corporation; MIKE SMITH AUTOPLAZA, INC., a Texas corporation; SMITH, LIU & CORBIN, INC., a Texas corporation; SMITH, LIU & KUTZ, INC., a Texas corporation; SOUTHWEST TOYOTA, INC., a Texas corporation; TOWN NORTH IMPORTS, Inc., a Texas corporation; TOWN NORTH NISSAN, INC., a Texas corporation; TOWN NORTH SUZUKI, INC., a Texas corporation; COURTESY FORD, INC., a Florida corporation; GROUP 1 FORD, INC., a Texas corporation; BOB HOWARD NISSAN, INC., an Oklahoma corporation; KOONS FORD, INC., a Florida corporation; PERIMETER FORD, INC., a Delaware corporation; MIKE SMITH AUTOMOTIVE-N, INC., a Texas corporation; MIKE SMITH AUTOPLEX, INC., a Texas corporation; MIKE SMITH AUTOPLEX BUICK, INC., a Texas corporation; MIKE SMITH AUTOPLEX DODGE, INC., a Texas corporation; MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC., a Texas corporation; MIKE SMITH

GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    AUTOPLEX-V, INC., a Texas corporation; CASA
                                    CHRYSLER PLYMOUTH JEEP, INC., a New Mexico corporation; CASA CHEVROLET, INC., a New Mexico corporation; FLAMINGO FORD, INC., a Florida corporation; HIGHLAND AUTOPLEX, INC., a Texas corporation; WORLD AUTOMOTIVE GROUP, INC., a Florida corporation; MMK INTERESTS, INC., a Texas corporation; BOB HOWARD CHEVROLET, INC., an Oklahoma corporation; HOWARD AUTOMOTIVE GROUP, Inc., an Oklahoma corporation; MIKE SMITH L/M, INC., a Delaware corporation; MIKE SMITH GM, INC., a Delaware corporation; MCKINNEY DODGE, INC., a Texas corporation; LUBY CHEVROLET CO., a Delaware corporation; BOB HOWARD AUTOMOTIVE-EAST, INC., an Oklahoma corporation; MIKE SMITH MOTORS, INC., a Texas corporation; SUNSHINE BUICK PONTIAC GMC TRUCK, INC., a New Mexico corporation; MIKE SMITH IMPORTS, INC., a Texas corporation; JIM TIDWELL FORD, INC., a Delaware corporation; MIKE SMITH AUTOMOTIVE-H, INC., a Texas corporation; KINGWOOD MOTORS-H, INC., a Texas corporation; LUBBOCK MOTORS, INC., a Texas corporation; BOB HOWARD AUTOMOTIVE-A, INC., an Oklahoma corporation; BOB HOWARD AUTOMOTIVE-J, INC., an Oklahoma corporation; BOB HOWARD GERMAN IMPORTS, INC., an Oklahoma corporation; BOB HOWARD AUTOMOTIVE-V, INC., an Oklahoma corporation; MCCALL AUTOMOTIVE GROUP, Inc., a Delaware corporation; LUBBOCK MOTORS-M, Inc., a Delaware corporation; JOHNS AUTOMOTIVE GROUP, INC., a New Mexico corporation; GPI ACQUISITION-I, INC., a Texas corporation


                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: Vice President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    GROUP 1 REALTY, INC., a Delaware
                                    corporation; HARVEY-T, INC., a Delaware
                                    corporation; HARVEY HOLDINGS, INC., a
                                    Delaware corporation; KEY FORD, INC., a
                                    Florida corporation; DANVERS - DCII, INC., a
                                    Delaware corporation; GROUP 1 ASSOCIATES,
                                    INC., a Delaware corporation; DANVERS - DC,
                                    INC., a Delaware corporation; DANVERS - GM,
                                    INC., a Delaware corporation; DANVERS - S,
                                    INC., a Delaware corporation; DANVERS - SU,
                                    INC., a Delaware corporation; DANVERS - T,
                                    INC., a Delaware corporation; DANVERS - TL,
                                    INC., a Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: President


                                    KUTZ AUTO GROUP, INC., a Texas corporation


                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: Assistant Vice President


                                    MAXWELL CHRYSLER, PLYMOUTH, DODGE, JEEP,
                                    EAGLE, LTD., a Texas limited partnership;
                                    PRESTIGE CHRYSLER PLYMOUTH SOUTH, LTD., a
                                    Texas limited partnership; PRESTIGE CHRYSLER
                                    PLYMOUTH NORTHWEST, LTD., a Texas limited partnership; HIGHLAND AUTOPLEX II, LTD., a Texas limited partnership; MAXWELL FORD, LTD., a Texas limited partnership

                                    By: MMK INTERESTS, INC., a Texas corporation

                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: Vice President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    COLONIAL CHRYSLER-PLYMOUTH, LTD., a Texas limited partnership; CHAPERRAL DODGE, LTD., a Texas limited partnership

                                    By: KUTZ AUTO GROUP, INC., a Texas
                                        corporation


                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: Assistant Vice President


                                    LUBBOCK MOTORS-F, LTD., a Texas limited
                                    partnership; LUBBOCK MOTORS-T, LTD., a Texas limited partnership; ROCKWALL AUTOMOTIVE-F, LTD., a Texas limited partnership; AMARILLO MOTORS-C, LTD., a Texas limited partnership; AMARILLO MOTORS-J, LTD., a Texas limited partnership; AMARILLO MOTORS-F, LTD., a Texas limited partnership

                                    By: LUBBOCK MOTORS, INC., a Texas
                                        corporation


                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: Vice President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    GROUP 1 HOLDINGS-DC, L.L.C., a Delaware
                                    limited liability company; GROUP 1
                                    HOLDINGS-F, L.L.C., a Delaware limited
                                    liability company; GROUP 1 HOLDINGS-GM,
                                    L.L.C., a Delaware limited liability
                                    company; GROUP 1 HOLDINGS-H, L.L.C., a
                                    Delaware limited liability company; GROUP 1
                                    HOLDINGS-N, L.L.C., a Delaware limited
                                    liability company; GROUP 1 HOLDINGS-S,
                                    L.L.C., a Delaware limited liability
                                    company; GROUP 1 HOLDINGS-T, L.L.C., a
                                    Delaware limited liability company

                                    By: GROUP 1 AUTOMOTIVE, INC., a Delaware
                                        corporation


                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: Senior Vice President


                                    HARVEY OPERATIONS-T, LLC, a Delaware limited liability company

                                    By: HARVEY-T, INC., a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: President


                                    HARVEY GM, LLC, a Delaware limited liability company; HARVEY FORD, LLC, a Delaware limited liability company

                                    By: HARVEY HOLDINGS, INC., a Delaware
                                        corporation

                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    GPI, LTD., a Texas limited partnership

                                    By: GROUP 1 ASSOCIATES, INC., a Delaware
                                        corporation

                                    By:
                                       ----------------------------------------
                                    Name: Scott L. Thompson
                                    Title: President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    GROUP 1 LP INTERESTS-DC, INC., a Delaware corporation; GROUP 1 LP INTERESTS-F, INC., a Delaware corporation; GROUP 1 LP INTERESTS-GM, Inc., a Delaware corporation; GROUP 1 LP INTERESTS-H, INC., a Delaware corporation; GROUP 1 LP INTERESTS-N, INC., a Delaware corporation; GROUP 1 LP INTERESTS-S, INC., a Delaware corporation; GROUP 1 LP INTERESTS-T, INC., a Delaware corporation

                                    By:
                                       ----------------------------------------
                                    Name: Janet Giles
                                    Title: President


                                    DELAWARE ACQUISITION-CC, L.L.C., a Delaware limited liability company

                                    By: GROUP 1 LP INTERESTS-DC, INC., a
                                        Delaware corporation


                                    By:
                                       ----------------------------------------
                                    Name: Janet Giles
                                    Title: President


                                    DELAWARE ACQUISITION-GM, L.L.C., a Delaware limited liability company

                                    By: GROUP 1 INTERESTS-GM, INC., a Delaware
                                        corporation


                                    By:
                                       ----------------------------------------
                                    Name: Janet Giles
                                    Title: President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                    DELAWARE ACQUISITION-T, L.L.C., a Delaware limited liability company

                                    By: GROUP 1 LP INTERESTS-T, INC., a Delaware
                                        corporation


                                    By:
                                       ----------------------------------------
                                    Name: Janet Giles
                                    Title: President


                                    DELAWARE ACQUISITION-F, L.L.C., a Delaware limited liability company

                                    By: GROUP 1 LP INTERESTS-F, INC., a Delaware
                                        corporation


                                    By:
                                       ----------------------------------------
                                    Name: Janet Giles
                                    Title: President


                                    DELAWARE ACQUISITION-Z, L.L.C., a Delaware limited liability company

                                    By: GROUP 1 HOLDINGS, INC., a Delaware
                                        corporation


                                    By:
                                       ----------------------------------------
                                    Name: Janet Giles
                                    Title: President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

AGENT AND ISSUING BANK:             CHASE BANK OF TEXAS, N.A.


                                    By:
                                       ----------------------------------------
                                    Name: James R. Dolphin
                                    Title: Senior Vice President





GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

FLOOR PLAN AGENT                     COMERICA BANK
AND SWING LINE BANK


                                     By:
                                        ---------------------------------------
                                     Name: Joseph A. Moran
                                     Title: Senior Vice President


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

LENDERS:                             AMARILLO NATIONAL BANK


                                     By:
                                        ---------------------------------------
                                     Name: R. Wesley Savage
                                     Title: Executive Vice President

                                     Address: P. O. Box 1
                                              Amarillo, Texas 79105

                                     Telecopy No.: (806) 378-8395


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     BMW FINANCIAL SERVICES N.A., INC.


                                     By:
                                        ---------------------------------------
                                     Name: James A. Janson
                                     Title: Manager, Retailer Commercial
                                            Financial Services

                                     Address: 5515 Parkcenter Circle
                                              Dublin, OH 43017

                                     Telecopy No.: (800) 362-4269


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     BANKBOSTON, N.A.


                                     By:
                                        ---------------------------------------
                                     Name: Mark Mazmanian
                                     Title: Vice President

                                     Address: 858 Washington Street
                                              MS: MA EAS 77-01-14
                                              Dedham, MA  02026

                                     Telecopy No.: (781) 320-2880


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     BANK OF AMERICA, N.A.


                                     By:
                                        ---------------------------------------
                                     Name: Bruce Clay
                                     Title: Senior Vice President

                                     Address: 110 Cypress Station Drive,
                                              Suite 200
                                              Houston, Texas 77090

                                     Telecopy No.: (281) 537-3246


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     BANK OF OKLAHOMA, N.A.


                                     By:
                                        ---------------------------------------
                                     Name: Laura Christofferson
                                     Title: Senior Vice President

                                     Address: 201 Robert S. Kerr
                                              Oklahoma City, Oklahoma 73102

                                     Telecopy No.: (405) 272-2588


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     BANK ONE TEXAS, N.A.


                                     By:
                                         --------------------------------------
                                     Name: Jeffrey D. Edge
                                     Title: Vice President

                                     Address: 1424 East North Belt, Suite 100
                                              Houston, TX 77032

                                     Telecopy No.: (281) 985-2931


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     CHASE BANK OF TEXAS, N.A.


                                     By:
                                        ---------------------------------------
                                     Name: James R. Dolphin
                                     Title: Senior Vice President

                                     Address: 712 Main Street
                                              5-CBBE-78
                                              Houston, TX 77002

                                     Telecopy No.: (713) 216-6004


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     CHRYSLER FINANCIAL COMPANY, L.L.C.

                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     Address: Dealer Credit Department
                                              27777 Franklin Road
                                              Southfield, Michigan 48034

                                     Telecopy No.: (248) 948-3838


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     COMERICA BANK


                                     By:
                                        ---------------------------------------
                                     Name: Joseph A. Moran
                                     Title: Senior Vice President

                                     Address: 411 West Lafayette MC3517,
                                              8th Floor
                                              Detroit, Michigan 48226

                                     Telecopy No.: (313) 222-6077


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     FORD MOTOR CREDIT COMPANY


                                     By:
                                        ---------------------------------------
                                     Name: William C. Van Horn
                                     Title: Major Accounts Executive

                                     Address: The American Road
                                              Dearborn, MI 48121

                                     Telecopy No.: (313) 390-5459


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     GENERAL MOTORS ACCEPTANCE
                                     CORPORATION



                                     By:
                                        ---------------------------------------
                                     Name: Jeffrey G. McLeod
                                     Title: Vice President

                                     Address: GMAC National Accounts Dept.
                                              GMAC Building 3-132
                                              3044 West Grand Boulevard
                                              Detroit, Michigan 48202

                                     Telecopy No.: (313) 974-4450

GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     NORWEST BANK MINNESOTA, N.A.


                                     By:
                                        ---------------------------------------
                                     Name: Brent Fossey
                                     Title: Vice President, Auto Finance Group

                                     Address: 55 East Fifth Street
                                              St. Paul, Minnesota 55101-2304

                                     Telecopy No.: (651) 205-8496


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     TOYOTA MOTOR CREDIT CORPORATION


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     Address: 19001 South Western Avenue
                                              Torrance, California 90509-2958

                                     Telecopy No.: (800) 643-9811


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     U.S. BANK NATIONAL ASSOCIATION


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     Address: 10800 N.E. 8th Street, Suite 900
                                              Bellevue, WA 98004

                                     Telecopy No.: (425) 450-5762


GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement

                                     WORLD OMNI FINANCIAL CORP.


                                     By:
                                        ---------------------------------------
                                     Name: Bruce Wohlleb
                                     Title: Vice President


                                     Address: 120 NW 12th Avenue
                                              Deerfield Beach, FL 33442


                                     Telecopy No.: (954) 420-3301





GROUP 1 AUTOMOTIVE, INC./CHASE BANK OF TEXAS, N.A.
First Amendment to Fourth Amended and Restated Revolving Credit Agreement